January 2025 Corporate Presentation Avalo Therapeutics, Inc. (AVTX) Exhibit 99.1

Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward- looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Avalo’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: integration of AVTX-009 into our operations; drug development costs, timing of trial results and other risks, including reliance on investigators and enrollment of patients in clinical trials; the intended use of the proceeds from the private placement; reliance on key personnel; regulatory risks; general economic and market risks and uncertainties, including those caused by the war in Ukraine and the Middle East; and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission, available at www.sec.gov. Actual results may differ from those set forth in the forward- looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2

Avalo Therapeutics: Developing Targeted Therapies for Immune Dysregulation 3 • Lead compound: AVTX-009 (anti-IL-1β mAb) has the potential for "best-in-disease" profile in hidradenitis suppurativa (HS) – Favorable POC validation in HS:  Abbvie’s lutikizumab (IL-1α/β) demonstrated comparable efficacy to market leaders and pipeline therapeutics, and in a refractory population that had failed anti-TNF therapy – IL-1β (not IL-1α) is a dominant immunoregulator in HS, based on preclinical and clinical evidence  – AVTX-009 has 15x higher affinity and a longer half-life than lutikizumab, potentially predictive of higher efficacy and more convenient dosing IL, interleukin; IND, investigational new drug application; mAB, monoclonal antibody; MOA, mechanism of action. 1. HS Market Research 2024. Expected cash runway into at least 2027 AVTX-009 has the potential to treat multiple immune-mediated diseases HS is expected to grow to > $10B by 20351 Phase 2 LOTUS trial initiated with Topline data expected in 2026

A proven track record of successful leadership, product development, and commercialization in pharma and biotech Avalo Management Team 200+ Years of Experience in Biotech/Pharma 4 Lisa Hegg, PhD SVP, Program Management, Corporate Infrastructure, Clinical Operations Colleen Matkowski SVP, Global Regulatory Affairs, Quality Assurance Dino C. Miano, PhD SVP, CMC, Technical Operations Chris Sullivan Chief Financial Officer Mittie Doyle, MD Chief Medical Officer Paul Varki Chief Legal Officer Garry A. Neil, MD Chief Executive Officer Chairman of the Board Jennifer Riley Chief Strategy Officer

AVTX-009
A Highly Potent, Specific Inhibitor of IL-1β

- Originally developed by Eli Lilly[1,2]
- Stable 150 mg/mL dosage formulation[3]
  - SC and IV administration
  - Initial presentation: prefilled syringe
    Post-approval plan: autoinjector
- Clinical experience: 245 patients studied in phase 1 and phase 2 trials[2,3-6]
  - Significant and rapid lowering of inflammatory biomarkers after a single dose of 0.6 mg
  - Well-tolerated and favorable safety profile at all doses up to 180 mg SC weekly
- Potency and half-life expected to support up to Q4W dosing in hidradenitis suppurativa and potentially a longer dosing interval in other indications

AVTX-009[1]



<3 IL-1β K_D (pM) Binding Affinity for IL-1β

73% Subcutaneous Bioavailability

19-day Half-Life

IL, interleukin; IV, intravenous; K_D, dissociation constant; Q4W, every 4 weeks; SC, subcutaneous.
1. Bihorel S, et al. *AAPS J.* 2014;16(5):1009-1017; 2. Sloan-Lancaster J, et al. *Diabetes Care.* 2013;36(8):2239-2246; 3. Data on file;
4. NCT04983732. Clinicaltrials.gov. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT04983732; 5. NCT00942188. Clinicaltrials.gov. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT00942188; 6. NCT00380744. Clinicaltrials.gov. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT00380744.
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IL-1β is a Master Regulator of Inflammation

- IL-1β is a central driver of the inflammatory process[1] and activates immune cells that generate proinflammatory cytokines including IL-6, TNF-α, and IL-17
- Clinically validated and de-risked MOA
  - Inhibition of IL-1β has been shown to be effective and safe in a variety of autoimmune and inflammatory diseases, including hidradenitis suppurativa[1-3]
  - Well-established class safety and tolerability with 3 approved products, >12,000 patients studied in clinical trials, and 13+ years real world experience[4-7]



Interleukin-1β Blockade
Endothelial Cells
Reduces leukocyte adhesion, procoagulant, inflammatory mediator, and pyrogenic prostaglandin production
Smooth Muscle Cells
Reduces proliferation, inflammatory mediator production
IL-6
Hepatocytes
Reduces acute phase reactants: fibrinogen, plasminogen activator inhibitor, CRP
Leukocytes
Dampens neutrophil response at site of inflammation

CRP, C-reactive protein; IL, interleukin; TNF, tumor necrosis factor.

1. Dinarello CA. *Immunol Rev.* 2018;281(1):8-27; 2. Kany S, et al. *Int J Mol Sci.* 2019;20(23):6008; 3. Kimball AB, Ackerman L, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA; 4. Ridker PM, et al. *NEJM.* 2017;377(12):119-1131; 5. Ilaris®. Package insert. Novartis Pharmaceuticals Corporation; 2023; 6. Kineret®. Package insert. Swedish Orphan Biovitrum AB; 2000; 7. Arcalyst®. Package insert. Kiniksa Pharmaceuticals (UK), Ltd.; 2021.

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7 AVTX-009 Opportunity in Hidradenitis Suppurativa (HS)

Chronic Inflammation in Hidradenitis Suppurativa Progresses to Tissue Destruction

Hidradenitis suppurativa is a chronic, often debilitating inflammatory skin disease that causes painful lumps, abscesses, and tunnels to form under the skin



Tunnels
• Formed from progressing abscesses
• Infection and malodorous discharge
• Scarring
Abscess
Follicular rupture
Nodule
Formed from follicular blockage
Long-term inflammatory dysregulation
Continued extracellular matrix breakdown and remodeling
Disease Progression

Areas commonly affected by HS include[4]:



Nape of neck
Armpit
Breast/chest
Abdomen
Buttocks and anus
Groin and genitals
Inner thighs

Photos from Mendes-Bastos P, et al. *Front Med (Lausanne).* 2024;11:1403455; Ovadja ZN, et al. *Brit J Dermatol.* 2019;181:243-244; Cotter C, Walsh S. *Skin Health and Disease.* 2021;1(1):e7.
CC-BY-4.0 License.

1. Diaz MJ, et al. *Curr Iss Mol Bio.* 2023;45:4400-4415; 2. Agnese ER, et al. *Cureus.* 2023;15(11):e49390; 3. de Oliveira ASLE, et al. *Biomolecules.* 2022;12(10):1371; 4. Ingram JR, et al. J Eur Acad Dermatol Venereol. 2022;36(9):1597-1605

8

There is a Large Unmet Need in HS with a Majority of Patients Failing to Respond Adequately to anti-TNF and anti-IL-17 biologics 9 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% General pain/discomfort Restricted/painful movement Pain on sitting Malodorous drainage Low mood/depression Pr op or tio n of p at ie nt s re po rti ng a s ym pt om Mild HS (n = 1179) Moderate HS (n = 523) Severe HS (n = 85) Severe Impact on Quality of Life: A large proportion of patients still report significant and life- disrupting symptoms with existing treatment options1,2,a HS, hidradenitis suppurativa. aCurrent treatments include antibiotics, retinoids, steroids, Cosentyx®, Humira®. 1. Ingram JR, et al. J Eur Acad Dermatol Venereol. 2022;36(9):1597-1605; 2. Kimball AB, et al. Dermatol Ther (Heidelb). 2024;14(1):83-98.

IL-1β Dominates the Pathophysiology of HS[1]

IL-1β is a key driver of the inflammatory cascade that leads to the destruction of the pilosebaceous unit

IL-1β gene expression is up to 100x increased in HS lesions compared to skin in patients without HS[1,2]

IL-1β is upstream of IL-17 and TNFα, both major effectors of inflammation[3]

Clinical benefit in HS has been observed with anti-IL-1 drugs[4]



Exogenous factors
Smoking
Visceral adipose deposition
Microbiome dysregulation
Endogenous factors
Hormones
Insulin resistance
Metabolic stress
Macrophages
Inflammasome
Caspase-1
IL-1
(inactive)
IL-1β
Macrophages
T_H17 cells
TNFα
IL-23
IL-17
INFLAMMATION

DAMP, damage-associated molecular pattern molecule; DC, dendritic cell; HS, hidradenitis suppurativa; IL, interleukin; R, receptor; PAMP, pathogen-associated molecular pattern molecule.
Figure adapted from Agnese ER et al. *Cureus.* 15(11):e49390. Creative Commons license, CC-BY 4.0.

1. Vossen ARJV, et al. *J Invest Dermatol.* 2020;140(7):1463-1466.e2; 2. Kelly G, et al. *Br J Dermatol.* 2015;173(6):1431-1439; 3. Agnese ER et al. *Cureus.* 15(11):e49390; 4. Kimball AB, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA.

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0% 20% 40% 60% Pr op or tio n of p at ie nt s ac hi ev in g en dp oi nt HiSCR75 Phase 2 Lutikizumab Data Validates the Role for IL-1 in HS; Comparable Efficacy in a Refractory Population 11 HiSCR, hidradenitis suppurativa clinical response; IL, interleukin; JAK1, janus kinase 1; MOA, mechanism of action, TNF, tumor necrosis factor; wk, week; QD, daily; QW, weekly, Q2W, every other week; Q4W, ever 4 weeks. 1. Kirby JS, et al. JAAD. 2024;90(3):P521-529; 2. Acelyrin Press Release. September 11, 2023. Accessed September 10, 2024. https://investors.acelyrin.com/news-releases/news-release-details/acelyrin-inc-announces-top-line- results-placebo-controlled; 3. Kimball AB, et al. Lancet. 2024;403(10443):2504-2519; 4. Kimball AB, Kirby B, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA; 6. Kimball AB, Ackerman L, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA. Trial Phase 2 BE HEARD II BE HEARD I Phase 2 Phase 2 Phase 2 Phase 2 n/N 52/52 291/509 289/505 67/234 66/234 37/153 39/153 Time 12 wk 16 wk 16 wk 12 wk 12 wk 16 wk 16 wk JAK1 Povorcitinib1 75 mg QD IL-17A or IL-17A, F, A/F Sonelokimab4 120 mg Q2W > Q4W 240 mg Q2W Bimekizumab3 320 mg Q2W IL-1α/β Lutikizumab5 300 mg Q2W 300 mg QW Comparable efficacy in a refractory population (71% Hurley stage III) that had already failed anti-TNF therapy

AVTX-009 Profile Advantages: IL-1β Specificity, Higher Affinity, Bioavailability, and Longer Half-Life than Lutikizumab


IL-1β
IL-1α


IL-1β

	Lutikizumab[1,2]	AVTX-009[3]	Potential AVTX-009 Profile Advantages in HS	
Specificity	IL-1 (α&β)	**IL-1β**	☑	*Potential improved safety profile*
IL-1β Binding Affinity	44 K_D (pM)	**<3 KD (pM)**	☑	*Potential to translate to higher efficacy*
Subcutaneous bioavailability	46%	**73%**	☑	
Half-life	10-14 days	**19 days**	☑	*Potential for less frequent dosing*
Dosing evaluated in HS study	Q1W & Q2W[4]	**Q2W & Q4W[5]**	☑	

K_D, dissociation constant; pM, picomolar.
1. Lacy SE, et al. *mAbs.* 2015;7(3):605-619; 2. Wang SX, et al. *Osteoarthritis Cartilage.* 2017;25(12):1952-1961; 3. Bihorel S, et al. *AAPS J.* 2014;16(5):1009-1017; 4. Clinicaltrials.gov. NCT06468228. https://clinicaltrials.gov/study/NCT06468228. Accessed November 26, 2024; 5. Clinicaltrials.gov. NCT06603077. https://clinicaltrials.gov/study/NCT06603077. Accessed November 26, 2024.

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IL-1β is the Predominant Isoform that Drives Chronic Inflammation in HS 13 aFigure adapted from Kim JK et al. Creative commons license. CC-BY 4.0. HiSCR, hidradenitis suppurativa clinical response; HS, hidradenitis suppurativa; IL, interleukin; mAb, monoclonal antibody; QW, weekly, Q2W, every other week; wk, week. 1. Kim JK, et al. JACI 2023;152:656-666; 2. ClinicalTrials.gov identifier: NCT04988308. Accessed September 5, 2024. https://clinicaltrials.gov/study/NCT04988308; 3. Kimball AB, Ackerman L, et al. Presented at: American Academy of Dermatology; March 8-12, 2024; San Diego, CA. IL-1 Expression in HS Discharge1,a Focus on IL-1β blockade may lead to class leading efficacy • IL-1β expression is elevated in HS discharge vs no elevation of IL- 1α1 • Suggests that anti-IL-1β agents may be more effective than anti-IL- 1α in HS Trial Phase 2 (interim analysis) NCT04988308 Phase 2 NCT05139602 n/N 35/105 35/105 37/153 39/153 Time 16 wk 16 wk 16 wk 16 wk Clinical Data for IL-1 Targeting Agents in HS (HiSCR75) 0% 20% 40% 60% Pr op or tio n of p at ie nt s ac hi ev in g en dp oi nt IL-1α Bermekimab2 1050 mg QW IL-1α/β Lutikizumab3 300 mg Q2W 300 mg QW Placebo Investigational drug (placebo adjusted) TNFα Adalimumab comparator 80 mg QW IL-1β IL-1α • Bermekimab, an IL-1α specific mAb, performed no better than placebo in a Phase 2 study with adalimumab comparator arm1,2 • Lutikizumab, an IL-1α/β targeting mAb, demonstrated favorable efficacy vs placebo in a phase 2 trial

AVTX-009: Affinity Matters in HS

Distribution of mAbs in tissue is an active process that is impacted by tissue structure, osmotic pressure, and affinity for target antigens[1]

Limited distribution of monoclonal antibodies to skin and into a pressurized environment means that higher doses may be required for dermatological conditions such as HS[2,3]



AVTX-009
IL-1β
Pressurized environment
IL-1β binding and inhibition
Tissue infiltration

AVTX-009:
High affinity and specificity

- The specificity of AVTX-009 for IL-1β ensures it accumulates where it is most needed
- The superior affinity of AVTX-009 for IL-1β is expected to cause the mAb to accumulate in the skin of HS patients, where IL-1β expression is high[1,4]
- Higher concentrations of AVTX-009 in the skin and high affinity lead to more and longer binding of IL-1β and **higher potency** and **potentially superior efficacy**

mAbs, monoclonal antibodies.

1. Ryman JT & Meibohm B. *CPT Pharmacometrics Syst Pharmacol.* 2017.6:576-588; 2. Humira. Package insert. AbbVie Inc.; 2024; 3. Cosentyx. Package insert. Novartis Pharmaceuticals Corporation; 2024; 4. Witte-Händel E, et al. *J Invest Dermatol.* 2019;139:1294-1305.

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Key Secondary Endpoints: • TEAEs • HiSCR50, HiSCR90 • International HS Severity Score System (IHS4) • AN count, draining fistula count • Patient’s Global Assessment of Skin Pain (PGA Skin Pain) (NRS30) • Percentage of subjects with flares • ADA Exploratory Endpoints: • PK • HiSQOL, DLQI, PHQ-9 • Biomarkers: • CRP • IL-6 • Potentially other biomarkers • HS for at least 6 months prior to baseline • Total AN count of ≥5 at baseline • HS lesions must be present in at least 2 distinct anatomic areas • At least one HS lesion that is Hurley stage II or III • Enrollment of patients who have not failed anti-TNF therapy (naive or exposed) will be capped at 40% Primary Endpoint: Percentage of participants achieving HiSCR75 at 16 weeks Key Secondary/Exploratory Endpoints Efficacy and Safety of AVTX-009 Treatment in Participants With Hidradenitis Suppurativa Key Inclusion Criteria Primary Study Endpoint AVTX-009 loading dose 600 mg then 300 mg SC Q4W AVTX-009 loading dose 300 mg then 150 mg SC Q2W Placebo 6-week safety follow-up 0 2 4 8 10 12 14 Pr e- sc re en in g: da y –2 8 to d ay – 7 EOT (week 16) EOS (week 20) Week 6 16 Phase 2 LOTUS Trial in Hidradenitis Suppurativa (AVTX-009-HS-201, NCT06603077) 15 aTrial has 80% power to show a HiSCR75 response for each individual arm (based on lutikizumab phase 2 HiSCR75). ADA, antidrug antibody; AN, abscess and inflammatory nodule; CRP, C-reactive protein; DLQI, dermatology life quality index; EOS, end of study; EOT, end of treatment; HiSCR, Hidradenitis Suppurativa Clinical Response; HiSQOL, hidradenitis suppurativa quality of life; HS, hidradenitis suppurativa; NRS30, numerical rating scale 30; PHQ-9, patient health questionnaire-9; PK, pharmacokinetics; Q2W, every 2 weeks; Q4W, every 4 weeks; R, randomize; SC, subcutaneous; TEAE, treatment emergent adverse event; TNF, tumor necrosis factor. R 1:1:1 N = ~180a

Diagnosed and Treated HS Population is Projected to Grow Substantially into a $10B+ Market by 2035[1]

	2023 *US Base Data*	2035 *US Projected*	MARKET DRIVERS
Overall HS prevalence[2]	**3.3 million**	**3.5 million** *(0.5% US population CAGR)*	**Potential Market Opportunity** Overall prevalence of HS of 3.3M expected to grow to 3.5M
HS diagnosed and treated[3]	**1.0 million**	**1.6 million** *(4% HS diagnosis CAGR)[a]*	**Total Addressable Market** Number of patients with HS diagnosed and treated will grow significantly from 30% to 45% of the total population, driven by new development and visibility with HCPs and patients
Moderate-to-severe HS[4]	**320,000**	**513,000**	**Segment Addressable Market** Increased recognition of disease leads to 60% growth of identified moderate to severe HS
Biologics treated[5]	**105,000** *(33% on biologics in 2023)*	**205,000** *(40% on biologics in 2030)[a]*	**Treated Addressable Market** New approvals will lead to more patients being treated with biologics, increasing from 30% to 40% share of segment (evidenced by the recent quickly growing use of Cosentyx in HS post-approval)

[a]HS diagnosis and treatment rates and biologic treatment rates are expected to increase over time.
CAGR, compound annual growth rate; HCP, healthcare provider; HS, hidradenitis suppurativa; US, United States.
1. HS Market Research 2024. Avalo Therapeutics Data on File; 2. Garg A, et al. *Am J Clin Dermatol.* 2023;24:977-990; 3. Garg AX, et al. *Dermatol Ther.* 2022;3:581-594; 4. Ingram JR, et al. *J Eur Acad Dermatol Venereol.* 2022;36(9):1597-1605; 5. Rinderknecht FB, Naik HB. *Int J Womens Dermatol.* 2024;10(1):e130.

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Timelines: Looking Forward 17 aProjected; bPending readout from phase 2. IND, investigational new drug application. 2026 LOTUS (phase 2) readouta 2027 Initiate phase 2b/3b 2H 2024 First patient enrolled in phase 2 LOTUS March 2024 Merger with AlmataBio July 2024 Active IND for AVTX-009

18 Broad Potential for Indication Expansion

Arthritis Indications Inflammatory Bowel Disease Additional Indications with Established Clinical Proof of Concept Clinical Rationale for IL-1 Targeting Therapies in Additional Disease States 19 CRP, C-reactive protein; CV, cardiovascular; DIRA, deficiency of interleukin receptor 1 antagonist; HS, hidradenitis suppurativa; IBD, inflammatory bowel disease; MI, myocardial infarction; OA, osteoarthritis; RA, rheumatoid arthritis. 1. Ilaris. Package insert. Novartis Pharmaceuticals Corporation; 2023; 2. Kineret. Package insert. Swedish Orphan Biovitrum AB; 3. Schieker, et al. Annals of Internal Medicine. 2020;173(7):509-515; 4. Mao L, et al. Front Immunol. 2018;9:2566; 5. Friedrich M, et al. Nat Med. 2021;27(11):1970-1981; 6. Cader MZ, Kaser A. Nat Med. 2021;27(11):1870-1871; 7. Chen WT, Chi CC. JAMA Dermatol. 2019;155(9):1022-1027; 8. Zhang M, et al. World J Clin Cases. 2021;9(15):3506-3516; 9. Ridker, et al. NEJM . 2017;377(12):1119-1131; 10. Arcalyst. Package insert. Kiniksa Pharmaceuticals (UK), Ltd.; 2021. IL-1β is a key cytokine produced upon inflammasome activation, a process that appears to be dysregulated in Crohn’s disease4 • IL-1 activity may define a subset of patients who do not respond to current therapies5,6 • There is an observed overlap of patients that have IBD and HS7,8 Like HS, a large number of patients with IBD have suboptimal responses to current advanced therapy options IL-1 targeting therapies: approved in RA and acute gout flare1,2 CANTOS study (Novartis): canakinumab data support the effect of IL-1β in reducing total hip/total knee replacements in patients with OA patients with high systemic CRP3 There is scientific rationale for an anti-IL- 1β in additional crystal-induced arthritis indications (including calcium pyrophosphate deposition disease) While not a current focus for Avalo, IL-1 targeting therapies have been approved in rare diseases including periodic fevers, DIRA, Still’s disease and recurrent pericarditis1,2,10 CANTOS study (Novartis): canakinumab data support anti-IL-1β in reducing the risk of major CV events in patients with previous MI and elevated CRP9 There are additional indications with supporting mechanistic and clinical rationales Avalo is currently assessing additional immunology indications for investment

20 Executive Summary

Avalo Therapeutics: Developing Targeted Therapies for Immune Dysregulation 21 • Lead compound: AVTX-009 (anti-IL-1β mAb) has the potential for "best-in-disease" profile in hidradenitis suppurativa (HS) – Favorable POC validation in HS:  Abbvie’s lutikizumab (IL-1α/β) demonstrated comparable efficacy to market leaders and pipeline therapeutics, and in a refractory population that had failed anti-TNF therapy – IL-1β (not IL-1α) is a dominant immunoregulator in HS, based on preclinical and clinical evidence  – AVTX-009 has 15x higher affinity and a longer half-life than lutikizumab, potentially predictive of higher efficacy and more convenient dosing IL, interleukin; IND, investigational new drug application; mAB, monoclonal antibody; MOA, mechanism of action. 1. HS Market Research 2024. Expected cash runway into at least 2027 AVTX-009 has the potential to treat multiple immune-mediated diseases HS is expected to grow to > $10B by 20351 Phase 2 LOTUS trial initiated with Topline data expected in 2026

22 NASDAQ: AVTX www.avalotx.com

23 Appendix

Avalo Capitalization and Cash Position 1Does not include 2.6M stock options and restricted stock units outstanding resulting in a fully dilutive share count of 38M, 2Cash, common shares outstanding and preferred shares outstanding as of December 31, 2024 are preliminary, unaudited and subject to change 24 As of December 31, 2024 Number of shares • Common shares outstanding1,2 10.5M • Preferred stock2 24.9M • Adjusted common shares outstanding1,2 35.4M • Stock price $7.43 • Adjusted market capitalization $262.8M Common Stock Assuming Conversion of Preferred Stock Adjusted Share Count Adjusted Market Capitalization Cash of approximately $134 million as of December 31, 20242, provides expected runway into at least 2027